UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 24, 2005



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


       North Carolina               000-22787                 56-2028446
(State or other jurisdiction     (Commission File          (I.R.S. Employer
      of incorporation)              Number)             Identification Number)



               6114 U.S. 301 South
            Four Oaks, North Carolina                      27524
     (Address of principal executive offices)            (Zip Code)



                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On January 24, 2005, Four Oaks Fincorp, Inc. (OTCBB:FOFN) issued a press release announcing reported financial results for the fourth quarter ended December 31, 2004 and annual results for fiscal year 2004. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.


Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.


         Exhibit No.       Description
         -----------       -----------
         99.1              Press Release issued on January 24, 2005.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FOUR OAKS FINCORP, INC.


                                           By: /s/ Ayden R. Lee, Jr.
                                               ---------------------------------
                                           Ayden R. Lee, Jr.
                                           President and Chief Executive Officer



Date: January 24, 2005

                                  EXHIBIT INDEX
                                  -------------


         Exhibit No.       Description
         -----------       -----------
         99.1              Press Release issued on January 24, 2005.